SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under Rule 14a-12.

                         J.P. Morgan & Co. Incorporated
                (Name of Registrant as Specified in Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                                          Date: October 24, 2000

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between Chase and J.P. Morgan, including future financial and operating results, Chase's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of J.P. Morgan's and Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans.. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Forms 10-K of Chase and J.P. Morgan, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov) and in Chase's Registration Statement on Form S-4 referred to below.

Chase has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement-prospectus regarding the proposed transaction. Stockholders are urged to read the definitive joint proxy statement-prospectus when it becomes available because it will contain important information. The definitive joint proxy statement-prospectus will be sent to stockholders of Chase and J.P. Morgan seeking their approval of the proposed transaction. Stockholders also will be able to obtain a free copy of the definitive joint proxy statement-prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement-prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement-prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000), or to J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the materials filed with the SEC by J.P. Morgan and Chase on September 13, 2000 and September 14, 2000, respectively.

  [Materials used at Investor Conferences during the week of October 23, 2000]



                  [J.P. Morgan Logo]              [Chase Logo]

Meets the criteria for successful mergers
--------------------------------------------------------------------------------

> STRATEGIC FIT

> Experience drives execution and integration

> Financially beneficial

Key Drivers of Growth
--------------------------------------------------------------------------------


> UNPARALLELED CLIENT BASE
                                                PEOPLE              EXTENDS
> LEADING GLOBAL CAPABILITIES                      &            > COMPETITIVE
                                              TECHNOLOGOY          ADVANTAGE
> PRODUCT LEADERSHIP IN GROWTH MARKETS

The new competitive model
--------------------------------------------------------------------------------
SERVING THE SPECTRUM OF CLIENTS' NEEDS GLOBALLY

                             ---------                ----------
                                M&A                     Equity
                             ---------                ----------

     -----------
       Private                                                                --------------
       Equity                                                                   Public Debt
     -----------                                                              --------------

-----------                          ---------------
   FX &                                  CLIENT                                    -----------
Derivatives                             ADVISORY                                    Bank Debt
-----------                           RELATIONSHIP                                 -----------
                                     --------------
  ----------                                                                      ---------
   Research                                                                        Sales &
  ----------                                                                       Trading
                                                                                  ---------
        ------------                                                         -------------
         Operating                                                            Structuring
          Services                                                           -------------
        -----------

                                     ------------
                                        Wealth
                                      management
                                     ------------


Complementary strengths
--------------------------------------------------------------------------------
UNPARALLELED CLIENT BASE



    J.P. MORGAN                                           CHASE
    -----------                                           -----
[X] BLUE CHIP INVESTMENT GRADE                  [X] NON-INVESTMENT GRADE
[X] EUROPE                                      [X] NEW ECONOMY/EMERGING GROWTH
[X] JAPAN                                       [X] ASIA (EX-JAPAN)
                                                [X] FINANCIAL SPONSORS

                      J.P. MORGAN AND CHASE
                      ---------------------
                     [X] LATIN AMERICA
                     [X] U.S. CORPORATES
                     [X] HIGH NET WORTH
                     [X] FINANCIAL INSTITUTIONS
                     [X] INSTITUTIONAL INVESTORS

Complementary strengths: client base
--------------------------------------------------------------------------------

> PRELIMINARY OVERLAP OF PRIMARY INVESTMENT BANKING CLIENTS:

GENERAL INDUSTRIES                       12%
FINANCIAL INSTITUTIONS                   10%
TMT                                       9%

> WHERE OVERLAP, OFTEN DIFFERENT FOCUS

Complementary strengths
--------------------------------------------------------------------------------
PRODUCT LEADERSHIP IN GROWTH MARKETS

       J.P. MORGAN                                          CHASE
       -----------                                          -----
[X] EQUITY UNDERWRITING                         [X] NEW ECONOMY AND ASIAN EQUITIES
[X] EQUITY & STRUCTURED DERIVATIVES             [X] FX & INTEREST RATE DERIVATIVES
[X] GLOBAL M&A - EUROPE                         [X] GLOBAL M&A
[X] EUROPE FIXED INCOME                         [X] SYNDICATED & LEVERAGED FINANCE
[X] U.S. ASSET MANAGEMENT                       [X] EUROPEAN & ASIAN ASSET MGMT.
[X] LABMORGAN                                   [X] CHASE.COM
                                                [X] OPERATING SERVICES

Complementary strengths - products
--------------------------------------------------------------------------------


                                                  PRO FORMA
      PRODUCT                              REVENUE CONTRIBUTION(1)
      -------                              -----------------------
EQUITY DERIVATIVES                               90%  J.P. MORGAN
SYNDICATION                                      80%  CHASE
CREDIT DERIVATIVES                               80%  J.P. MORGAN
COMMODITY DERIVATIVES                            80%  CHASE
FUTURES/OPTIONS DERIVATIVES                      100%  J.P. MORGAN

(1) BASED ON SEPTEMBER 2000 YTD NUMBERS

Product leadership in growth markets
--------------------------------------------------------------------------------
Summary League Table Rankings

                                                                            PRO FORMA
                                                                            9 MOS. 00
                                                                            ---------
GLOBAL SYNDICATED LOANS(1)                                                      1

U.S. INVESTMENT GRADE(1)(2)                                                     2

HIGH YIELD GLOBAL OFFERINGS(1)(2)                                               5


             European Completed Transactions                                    4
M&A(3)
             Worldwide Completed Transactions                                   4


COMMON       US Offerings                                                       6
STOCK(1)
             Global Offerings                                                   7


NOTES:

Sources: Loanware, MCM, SDC; pro forma for CSFB's acquisition of DLJ

(1) Full Credit to Book Manager, equal if joint

(2) Includes Public 144A

(3) Credit to target and acquiring advisors

Product leadership in growth markets
--------------------------------------------------------------------------------
AWARDS AND RANKINGS IN RISK MANAGEMENT


        J.P. MORGAN                                                    CHASE
        -----------                                                    -----

Derivatives House of the Year(1)                        #1 FX Bank Overall(4)

#1 Credit Derivatives(2)                                #1 Interbank Market-Making in London(3)

#1 Complex Risk Management Strategies(3)                Top House Currency Products Overall(5)

#1 Overall Risk Management(3)                           Best Overall Derivatives Dealer(6)


Sources:

(1) IFR, Corporate Finance

(2) Institutional Investor

(3) Euromoney

(4) Global Investor

(5) Risk

(6) Derivatives Strategy

A leader in wealth management
--------------------------------------------------------------------------------

              ASSETS UNDER MANAGEMENT AS OF 12/31/99(1)
              -----------------------------------------

RANK      US INSTITUTIONS                                          AUM ($B)
----      ---------------                                          --------
 1        Fidelity Investments                                        $956
 2        Barclays Global Advisors                                     783
 3        J.P. MORGAN/CHASE PRO FORMA(2)                               720
 4        State Street Global Advisors                                 672
 5        Capital Group Cos.                                           558
 6        Merrill Lynch Asset Mgmt                                     557
 7        Mellon Financial                                             463
 8        AXA Financial                                                463
 9        Morgan Stanley Dean Witter                                   420
10        Citigroup                                                    419


NOTES:

Source: Institutional Investor

(1) Global rankings of investment management firms by assets under management ("AUM")

(2) Includes $48 billion for pro rata share of American Century; pro forma for Robert Fleming

A leader in wealth management
--------------------------------------------------------------------------------
A BALANCED BUSINESS

   PRO FORMA BY ASSET CLASS(1)                         PRO FORMA BY GEOGRAPHIC REGION(1)
 ------------------------------                      ------------------------------------
CASH/OTHER                      23%                   USA                               65%
EQUITIES                        52%                   INTERNATIONAL                     35%
FIXED INCOME                    25%
                                                      [PRO FORMA BY GEOGRAPHIC REGION(1) PIE CHART]
[PRO FORMA BY ASSET CLASS PIE CHART]


                                 PRO FORMA BY CLIENT(1)
                                 ----------------------
                     INSTITUTIONAL                           60%
                     PRIVATE CLIENT                          40%

                        [PRO FORMA BY CLIENT(1) PIE CHART]

Note:

(1) Assets under management as of 12/31/99. Includes $48 billion for pro rata share of American Century; pro forma for Robert Fleming

Meets the criteria for successful mergers
--------------------------------------------------------------------------------

> Strategic fit

> EXPERIENCE DRIVES EXECUTION AND INTEGRATION

> Financially beneficial

Ability to integrate and execute
--------------------------------------------------------------------------------

> TRACK RECORD OF SUCCESSFUL INTEGRATIONS

> INCLUSIVE APPROACH TO INTEGRATION

> COMMON CULTURAL ELEMENTS

> MORE FOCUSED, LESS COMPLEX THAN PRIOR MERGERS

> RETENTION DRIVEN BY OPPORTUNITY AND INCENTIVES

Execution at a fast pace is on track
--------------------------------------------------------------------------------

> FRAMEWORK FOR MANAGING THE INTEGRATION IN PLACE

> UNIFORM TRACKING TOOLS DESIGNED TO MEASURE SYNERGIES

> MAJOR U.S. REGULATORY APPLICATIONS FILED

> SYSTEMS AND REAL ESTATE INVENTORIES UNDER WAY

> 250 TOP JOBS AT INVESTMENT BANK NAMED

> CORPORATE STAFF ANNOUNCEMENT IN PROCESS

> STRONG CULTURAL FIT

Meets the criteria for successful mergers
--------------------------------------------------------------------------------

> Strategic fit

> Experience drives execution and integration

> FINANCIALLY BENEFICIAL

Accretive to EPS as synergies realized
--------------------------------------------------------------------------------

J.P. Morgan fully diluted shares                                        186 million

Exchange                                                                3.7x
                                                                        ----
Chase Shares Issued                                                     688 million


Chase 2001 consensus EPS(1)                                             $4.45


Required earnings from J.P. Morgan                                      $3.1 billion

J.P. Morgan 2001 consensus earnings(1)                                   2.2 billion
                                                                         ----
  Required break even synergies                                         $0.9 billion

--------------------------------------------------------------------------------------
 BASELINE SYNERGIES (AFTER-TAX)                                          $1.2 BILLION
--------------------------------------------------------------------------------------


NOTE:

(1) As published by First Call (9/00). J.P. Morgan 2001 consensus estimate of $12.06 per share. For analytical purposes only. Does not constitute endorsement of, or concurrence with, any of the estimates by J.P. Morgan or Chase

Synergies drive profitability and growth
--------------------------------------------------------------------------------

> INCREMENTAL REVENUE OF $1 BILLION

       - net $400 million after incremental expenses


> SAVINGS OF $1.5 BILLION

       - 11% of total relevant combined expenses

       - Fully in place by end of year 2

       - Business by business review under way

Pro forma Line of Business Results
--------------------------------------------------------------------------------
($ in billions)

                                                                    LTM PRO FORMA(1)
                                                                    ----------------

                                                                                PRE-TAX
                                                                REVENUES     CASH EARNINGS
                                                                --------     -------------
                            Investment Banking                   $16.6           $6.1
WELL BALANCED
                            Wealth Management                      4.0            0.9
                        >
                            Private Equity                         2.6            2.2
HIGHER GROWTH
                            Operating Services                     3.4            0.9

                            National Consumer Svcs.                9.9            2.7


NOTE:

(1) Last twelve months (LTM) ending September 30, 2000; pro forma, including Robert Fleming

The case for higher valuation
--------------------------------------------------------------------------------

       - Higher growth

       - Leadership drives higher returns

       - Greater diversification/risk reduction

       - Free cash flow generation

       - Completes the platform

--------------------------------------------------------------------------------





                            Supplemental Information

J.P. Morgan Chase & Co.
--------------------------------------------------------------------------------
PRO FORMA KEY FINANCIAL HIGHLIGHTS
($ in millions, except for per share data)


INCLUDING CHASE CAPITAL PARTNERS                              THIRD QUARTER                  NINE MONTHS
--------------------------------                              -------------                  -----------
                                                           2000        O/(U) 99           2000        O/(U) 99
                                                           --------------------           --------------------
LESS-MARKET SENSITIVE REVENUE                              $5,214          14%           $15,033         10%

MARKET SENSITIVE REVENUE
      Trading Revenue                                       1,616          27%             5,650          9%
      Investment Banking Fees                               1,013          15%             3,311         26%
      Securities Gains                                         90           NM               111          NM
      Private Equity Gains                                    (20)          NM             1,113         (27%)
                                                             ----     ------               -----
              Total Market Sensitive Revenue                2,699         (4%)            10,185          9%

Operating Noninterest Expense(1)                            5,273          22%            15,651         18%
Operating Earnings                                          1,419        (13%)             5,164        (2%)
Cash Operating Earnings                                     1,576         (8%)             5,506          0%

Operating Earnings Per Share (Diluted)                       0.70        (13%)              2.60          1%
Cash Operating Earnings Per Share (Diluted)                  0.78         (7%)              2.78          3%


Note:

(1) Excludes Restructuring Costs

J.P. Morgan Chase & Co.
--------------------------------------------------------------------------------
PRO FORMA KEY FINANCIAL HIGHLIGHTS
($ in millions, except for per share data)


EXCLUDING CHASE CAPITAL PARTNERS                              THIRD QUARTER                  NINE MONTHS
--------------------------------                              -------------                  -----------
                                                              2000       O/(U) 99           2000      O/(U) 99
                                                              -------------------           ------------------
LESS-MARKET SENSITIVE REVENUE                                 $5,276        14%          $15,188         10%

MARKET SENSITIVE REVENUE
      Trading Revenue                                          1,617        27%            5,652          9%
      Investment Banking Fees                                  1,013        15%            3,311         26%
      Securities Gains                                            90         NM              111          NM
      Private Equity Gains                                         5       (98%)             345          6%
                                                              ------                      ------
              Total Market Sensitive Revenue                   2,725        12%            9,419         15%

Operating Noninterest Expense(1)                               5,183        21%           15,427         18%
Operating Earnings                                             1,531         5%            4,910          6%
Cash Operating Earnings                                        1,682        10%            5,241          8%

Operating Earnings Per Share (Diluted)                          0.76         6%             2.47         10%
Cash Operating Earnings Per Share (Diluted)                     0.84        11%             2.65         12%



Note:

(1) Excludes Restructuring Costs

J.P. Morgan Chase & Co.
--------------------------------------------------------------------------------
PRO FORMA KEY FINANCIAL HIGHLIGHTS
($ in millions)


                                                                   NINE MONTHS
                                                                   -----------
                                                               2000          O/(U) 99
                                                               ----          --------
SELECTED BALANCE SHEET ITEMS:
-----------------------------
Total Loans                                                   214,496           10%
Total Assets                                                  707,497           13%
Total Deposits                                                269,785           --
Total Equity                                                   39,602           15%

--------------------------------------------------------------------------------





                                  J.P. MORGAN
                             3Q00 FINANCIAL SUMMARY

Summary of third quarter results
--------------------------------------------------------------------------------

$ MILLIONS, EXCEPT PER SHARE

                                                               % CHANGE
                                           3Q00            2Q00           3Q99
-------------------------------------------------------------------------------

Net income                                 $514            (5%)            16%

EPS                                       $2.77            (4%)            25%

EVA (after-tax)                            $227           (12%)           170%

ROCE                                      18.2%

Total revenues                           $2,322            (6%)            17%

Total expenses                           $1,609            (3%)            20%
-------------------------------------------------------------------------------

                                           3Q00            2Q00           3Q99
-------------------------------------------------------------------------------
Comp. expense to revenue                    48%             44%            45%
Non-comp. expense to revenue                21%             23%            23%
Total expense to revenue                    69%             67%            68%
-------------------------------------------------------------------------------

Client-focused segments results
--------------------------------------------------------------------------------

$ MILLIONS

            REVENUE
-------------------------------
  3Q00         $ CHANGE                                        PRE-TAX INCOME        PRE-TAX EVA
          ------------------                                   --------------        -----------
            2Q00       3Q99                                              3Q00               3Q00
------------------------------------------------------------------------------------------------
  $390     ($19)        $40    Asset management                           $88                $60
  $426        $0        $60    Investment banking                         $58                $22
  $448     ($56)       $196    Equities                                  $185               $152
  $426       $42       $105    Interest rate markets                     $144                $64
  $346      ($2)      ($79)    Credit markets                            $157                 $6
------------------------------------------------------------------------------------------------
$2,036     ($35)       $322    Total                                     $632               $304

------------------------------------------------------------------------------------------------

- REVENUES INCREASED 19% YOY AND WERE FLAT TO SECOND QUARTER, DRIVING CHANGES IN PRE-TAX INCOME AND EVA

- BALANCED BUSINESS BASE DELIVERED SOLID RESULTS

Proprietary segments results
--------------------------------------------------------------------------------

       REVENUE
---------------------------
 3Q00         $ CHANGE                                     PRE-TAX INCOME                 PRE-TAX EVA
          -----------------                              ----------------               -------------
           2Q00       3Q99                                           3Q00                        3Q00
-----------------------------------------------------------------------------------------------------
  $14     ($131)     ($327)  Equity investments                      ($14)                     ($115)

 $310       $27       $304   Proprietary positioning                 $238                        $235
-----------------------------------------------------------------------------------------------------

 $324     ($104)      ($23)  Total                                   $224                        $120

-----------------------------------------------------------------------------------------------------


- DECREASE IN UNREALIZED GAINS DROVE EQUITY INVESTMENTS RESULTS, OFFSETTING SOLID REALIZED GAINS

- PROPRIETARY POSITIONING RESULTS CONTINUED THIS YEAR'S STRONG TREND, WITH LOWER REQUIRED CAPITAL

Summary of year-to-date results
--------------------------------------------------------------------------------

$ MILLIONS

                                                                           % CHANGE
                                                      YTD 2000        FROM YTD 1999
------------------------------------------------------------------------------------

Net income                                              $1,684                   9%

EPS                                                      $9.05                  17%

EVA (after-tax)                                           $843                  49%

ROCE                                                     20.4%              180 bps

Total revenues                                          $7,637                  15%

Total expenses                                          $5,124                  18%
------------------------------------------------------------------------------------

                                                      YTD 2000
------------------------------------------------------------------------------------
Comp. expense to revenue                                   46%
Non-comp. expense to revenue                               21%
Total expense to revenue                                   67%
------------------------------------------------------------------------------------

Credit risk exposures(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
$ BILLIONS                                                                 9/30/00
                                                       --------------------------------------------
                                                            CARRYING VALUE        NET OF COLLATERAL
---------------------------------------------------------------------------------------------------
Loans                                                                 26.6                     18.8
Derivatives                                                           35.5                     30.2
                                                       --------------------------------------------
Total on balance sheet exposure(2)                                    62.1                     49.0

COUNTER PARTY CREDIT QUALITY(3)                                DERIVATIVES           LOANS & COMTS.
---------------------------------------------------------------------------------------------------
Investment grade                                                       95%                      89%
Non-investment grade                                                    5%                      11%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
$ MILLIONS                                                 9/30/00        6/30/00           9/30/99
---------------------------------------------------------------------------------------------------
Total Impaired Loans                                          $128           $140              $169
---------------------------------------------------------------------------------------------------


(1) Preliminary

(2) Net of allowance for credit losses and credit valuation adjustment

(3) Based on internal credit ratings and exposure after benefit of netting arrangements, collateral and purchased credit protection

--------------------------------------------------------------------------------

                                      CHASE
                             3Q00 FINANCIAL SUMMARY

3Q00 Key Themes
--------------------------------------------------------------------------------

>   Private equity unrealized mark to market write-downs

>   Investment Banking results driven by revenue/expense imbalance
       -  not a credit or market issue

>   Record earnings in Wealth Management, Global Services and National Consumer

>   Long term business outlook unchanged

Private Equity Gain(Loss)
--------------------------------------------------------------------------------
($ in millions)


                           3Q00      2Q00      3Q99      9MOS 00   9MOS 99
--------------------------------------------------------------------------------
REALIZED                   $538      $350      $250       $1,229      $883
UNREALIZED GAIN(LOSS)     (563)      (52)       127        (456)       332
                          -----      -------------------------------------
    TOTAL                 $(25)      $298      $377         $773    $1,215
--------------------------------------------------------------------------------

Private Equity Public Portfolio*
--------------------------------------------------------------------------------
($ in billions)


                             AT 9/30/00
----------------------------------------------------
                               QUOTED    CARRYING
                      COST      VALUE     VALUE
----------------------------------------------------
  Total Public       $0.8      $3.1       $2.1
----------------------------------------------------


       Public Securities are 20% of total portfolio



* Includes Chase Capital Partners and Chase H&Q investment portfolios

Chase Capital Partners
Excellent Returns:  By Crop Year
--------------------------------------------------------------------------------

       RETURNS ON LIQUIDATED DIRECT INVESTMENTS


CROP
YEAR       Pre-1989    1989      1990      1991    1992    1993     1994      1995    1996    1997   1998
           52%           22%     30%        45%     36%     49%      19%       30%     112%    77%    44%




                           INCEPTION TO DATE: 43% IRR

Investment Bank Results
--------------------------------------------------------------------------------
($ in millions)






================================================================================
                             3Q                            9MOS
                             --                            ----
                      00           O(U) 99        00                  O(U) 99
                      --           -------        --                  -------
Revenue           $1,870            16 %        $5,989                  14%
Cash Earnings        384             (9)         1,531                   (1)

                        3Q00           3Q99        9MOS 00        9MOS 99
                        ----           ----        -------        -------
SVA                      $46           $139         $628            $681

Cash Overhead Ratio      67%            53%          58%             48%
Cash ROCE                 15             20           22              24
================================================================================


>   Softer trading volumes and leveraged finance activity

>   Revenue and market share gains in other investment banking products

>   Management committed to more disciplined spending

Investment Bank Revenue Growth
--------------------------------------------------------------------------------
($ in millions)




                                                            %0(U)                      %O(U)
                                        3Q00            2Q00     3Q99       9MOS 00    9MOS 99
------------------------------------------------------------------------------------------------
  Trading (incl. NII)                   $680           (19%)       0%        $2,566      14%

  Investment Banking Fees                613            (4%)      26%         1,900      37%

  Securities Gains                        96             68%       NM           167       4%
------------------------------------------------------------------------------------------------

Commercial Credit Costs
--------------------------------------------------------------------------------
($ in millions)

                                      3Q00      2Q00       3Q99
                                      ----      ----       ----
Domestic                                $62        $74        $66

Foreign                                   3         18         36
                                          -----------------------
           ======================================================
           TOTAL COMMERCIAL             $65        $92       $102
           ======================================================

           YTD Charge-off ratio*         33bp       36bp       42bp

--------------------------------------------------------------------------------

Nonperforming Assets(1)              $1,816     $1,899     $2,015


* Annualized for quarterly data and based on average commercial loan outstandings
(1) Includes consumer loans of $396 million (3Q00), $401 million (2Q00) and $416 million (3Q99)

Wealth Management
--------------------------------------------------------------------------------
Private Banking

>   OVER $180 B IN CLIENT ASSETS
    -  20% growth from 12/99

>   36% REVENUE GROWTH
    -  Strong in every geography
    -  Strong in broker & investment related revenues

>   16% EARNINGS GROWTH
    -  Investments in technology, internet, and talent

--------------------------------------------------------------------------------
Asset Management

>   COMPLETED FLEMINGS ACQUISITION AUGUST 1, 2000

>   OVER $300B AUM

    -  Positive net cash flow
    -  Efficiencies & consolidations drive income growth
    -  Increase in equity for goodwill drive ROE & SVA decline

Global Services
--------------------------------------------------------------------------------
($ in millions)




================================================================================
                             3Q                            9MOS
                             --                            ----
                      00           O(U) 99        00                  O(U) 99
                      --           -------        --                  -------
Revenue             $875              9%        $2,604                  13%
Cash Earnings        183              24           495                   26


                        3Q00           3Q99        9MOS 00        9MOS 99
                        ----           ----        -------        -------
SVA                      $93            $51         $227            $104

Cash Overhead Ratio      67%            71%          70%             73%
Cash ROCE                 27             20           24              18
================================================================================

>   Record earnings driven by both trust and custody

>   Expense discipline leads to double digit earnings growth

National Consumer Services Growth
--------------------------------------------------------------------------------
Growth vs. Prior Year

                                       3Q00
                           -----------------------------
                               Revenue        Earnings
----------------------------------------------------------------
  CARD                            0%            14%

  REGIONAL BANKING                7%            36%

  HOME FINANCE                   13%            21%

  DIVERSIFIED CONSUMER            5%            24%
                      ------------
  MIDDLE MARKETS                  4%            13%
----------------------------------------------------------------

National Consumer Services
--------------------------------------------------------------------------------
($ in millions)



================================================================================
                             3Q                            9MOS
                             --                            ----
                      00           O(U) 99        00                  O(U) 99
                      --           -------        --                  -------
Revenue           $2,587              3%        $7,487                   1%
Cash Earnings        492              13         1,287                    3


                        3Q00           3Q99        9MOS 00        9MOS 99
                        ----           ----        -------        -------
SVA                     $227           $175         $487            $482

Cash Overhead Ratio      50%            51%          52%             50%
Cash ROCE                 24             22           21              21
================================================================================

>   Record earnings driven by contributions from all 5 businesses

3Q00 Line of Business Results
--------------------------------------------------------------------------------
($ in millions)



                                                                    CASH OPERATING
                                              REVENUES                  EARNINGS
                                       ----------------------   ---------------------
                                         2000      %O/(U) 99       2000     %O/(U) 99
                                       ---------   ----------   ----------  ---------
INVESTMENT BANKING                      $1,870         16%         $384         (9%)

WEALTH MANAGEMENT(1)                       470         76            95         116

GLOBAL SERVICES                            875          9           183          24

NATIONAL CONSUMER                        2,587          3           492          13

     ==============================================================================
     TOTAL CHASE (EXCL CCP)(2)           5,678         11         1,160           7
     ==============================================================================

CHASE CAPITAL PARTNERS                    (88)         NM          (106)         NM

      TOTAL CHASE(2)                    $5,590          3%       $1,054         (16%)


(1) INCLUDES FLEMINGS' RELEVANT RESULTS SINCE 8/1/00
(2) INCLUDES CORPORATE RESULTS

Operating Earnings Per Share
--------------------------------------------------------------------------------


                               3Q00        O/(U)99    9MOS 00   O/(U)99
                               ----        -------    -------   -------
                             ===========================================
  Operating EPS                $0.68        ($0.24)    $2.68     ($0.15)
                             ===========================================

  Chase Capital Partners       (0.09)         0.23      0.19      (0.30)
                               ------         --------------------------

  Operating EPS (excl. CCP)    $0.77        ($0.01)    $2.49       $0.15

  Amortization                  0.11          0.05      0.24        0.07
                               -----------------------------------------
  ======================================================================
  CASH EPS (EXCL. CCP)         $0.88         $0.04     $2.73       $0.22
  ======================================================================

OPERATING BASIS: EXCLUDES NON-RECURRING ITEMS, EPS SHOWN ON A DILUTED BASIS

--------------------------------------------------------------------------------

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Chase's and J.P Morgan's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Form 10-K of Chase and J.P. Morgan and in the Registration Statement on Form S-4 filed by Chase on October 5, 2000 with the Securities and Exchange Commission.

The proposed transaction will be submitted to Chase's and J.P. Morgan's stockholders for their consideration. Such stockholders should read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000) or to J.P. Morgan, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of J.P. Morgan and Chase on September 13 and 14, 2000, respectively.